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                                                                  EXHIBIT 10.6.b

                                  AMENDMENT

The FMC Employees' Thrift and Stock Purchase Plan is amended as follows:

A. Effective as of April 1, 1995:

Section 9(b)(ii). Revise to read:
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          (ii) Installments.  A Participant entitled to elect to defer
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     distribution of his Plan Benefit under Subsection 9(b)(i) may elect to have the distribution paid in cash over an installment period of not more than 10 years, over a period equal to the life expectancy of the Participant as of the date distribution commences, or a period equal to the joint life expectancy of the Participant and the Participant's Beneficiary as of such date. Such election must be filed with FMC on the prescribed form before the date employment terminates, before the Participant dies, or before FMC determines that the Participant is permanently and totally disabled, as the case may be, and shall, except as provided in Subsection 9(f), be irrevocable. The election shall specify the number of annual installments or whether the Participant's or joint life expectancy is to be used, which life expectancy will be determined by FMC. If an installment election is made, the Plan Benefit shall be distributed in annual installments as follows: The amount of each annual installment shall be paid during the first month of the year. The value of Stock and/or cash to be distributed in each installment shall be determined by dividing the amount of Stock and/or cash credited to the Participant's Plan Benefit account as of the date the installment is being paid by the total number of annual installments elected or determined minus the number of annual installments which have previously been paid. The amount payable with respect to the Stock portion of the installment shall be determined as of the Valuation Date immediately preceding the date payment is made.

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B. Effective as of June 1, 1995:

Section 3(d). Revise to read:
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          (d)  Investment of Employee-Elected Company Contributions. A
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     Participant's Employee-Elected Company Contributions included in his Basic
     Contributions shall be invested (i) entirely in the Stock Fund, the Fixed Income Fund, or the Equity Fund, or (ii) in two or more of those Funds in multiples of 25%, as he shall elect by filing the prescribed application form. A Participant's Employee-Elected Company Contributions not included in his Basic Contributions shall be invested (i) entirely in the Stock Fund, the Fixed Income Fund, or the Equity Fund, or (ii) in two or more of those Funds in multiples of 25%, as he shall separately elect on the prescribed application form. A Participant may change either of such elections prospectively by filing the prescribed form prior to the month in which the change is to become effective.

Section 3(g)(v). Revise to read:
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          (v)  Investment of Special Employee Contributions. The portion of a
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     Participant's Special Employee Contributions included in Basic
     Contributions shall be invested in the same manner as his Employee-Elected Company Contributions included in Basic Contributions (if any) as elected under Subsection 3(d). If the Participant has no currently effective election of Employee-Elected Company Contributions, or to the extent of his Special Employee Contributions not included in Basic Contributions, he may separately elect to invest his Special Employee Contributions in the manner provided in Section 3(d).
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Section 6(d). Revise the third sentence to read:
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     Monthly loan payments of principal and interest will be credited to the accounts of a Participant from which deducted in reverse of the order provided in Subsection 6(a), but allocated among investment funds in proportion to the amounts originally deducted from those funds.


Dated:                                          FMC CORPORATION
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                                                By:
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